Exhibit 10.47

ALIMERA SCIENCES, INC.
2010 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
You have been granted units representing shares of Common Stock of Alimera Sciences, Inc. (the “Company”) on the following terms:

Name of Recipient:	[Insert Name]

Total Number of Units Granted:	[Insert Number]

Date of Grant:	[Date of Grant]

Vesting Schedule:	100% of the units subject to this award will vest on [Insert Vesting Date]
You and the Company agree that these units are granted under and governed by the terms and conditions of the Alimera Sciences, Inc. 2010 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Award Agreement, both of which are attached to and made a part of this document.
You further agree that the Company may deliver and you shall accept by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, you will be notified by email. You acknowledge that you may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with your ability to access the documents. This consent will remain in effect until you give the Company written notice that it should deliver paper documents.
You further agree to comply with the Company’s Securities Trading Policy when selling shares of the Company’s Common Stock.

RECIPIENT:        ALIMERA SCIENCES, INC.

By:
[Insert Name]
Name:

Title:

ALIMERA SCIENCES, INC.
2010 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT

Payment for Units	No payment is required for the units that you are receiving.
Vesting	The units vest as shown in the Notice of Stock Unit Award. No additional units vest after your Service has terminated for any reason.
Forfeiture
If your Service terminates for any reason, then your units will be forfeited to the extent that they have not vested before the termination date. This means that any units that have not vested under this Agreement will be cancelled immediately. You receive no payment for units that are forfeited.
The Company determines when your Service terminates for this purpose.

Settlement of Units
Each unit will be settled on the Vesting Date, or the next Trading Day (as defined below) if the Vesting Date is not a Trading Day. However, each unit must be settled no later than the March 15th of the calendar year following the calendar year in which it vests.
At the time of settlement, you will receive one share of the Company’s Common Stock for each vested unit.

“Permissible Trading Day”
“Permissible Trading Day” means a day that satisfies each of the following requirements:
• The Nasdaq Global Market is open for trading on that day;
• You are permitted to sell shares of the Company’s Common Stock on that day without incurring liability under Section 16(b) of the Securities Exchange Act of 1934, as amended;
• Either (a) you are not in possession of material non-public information that would make it illegal for you to sell shares of the Company’s Common Stock on that day under Rule 10b-5 of the Securities and Exchange Commission or (b) Rule 10b5 1 of the Securities and Exchange Commission is applicable;
• Under the Company’s Securities Trading Policy, you are permitted to sell shares of the Company’s Common Stock on that day; and
• You are not prohibited from selling shares of the Company’s Common Stock on that day by a written agreement between you and the Company or a third party.

Section 409A
This paragraph applies only if the Company determines that you are a “specified employee,” as defined in the regulations under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), at the time of your “separation from service,” as defined in those regulations. If this paragraph applies, then any units that otherwise would have been settled during the first six months following your separation from service will instead be settled during the seventh month following your separation from service, unless the settlement of those units is exempt from Section 409A of the Code.

Nature of Units
Your units are mere bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue shares of Common Stock on a future date. As a holder of units, you have no rights other than the rights of a general creditor of the Company.

No Voting Rights or Dividends
Your units carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your units are settled by issuing shares of the Company’s Common Stock.

Units Nontransferable	You may not sell, transfer, assign, pledge or otherwise dispose of any units. For instance, you may not use your units as security for a loan.

Withholding Taxes
Unless you elect prior to March 31, 2017, which election must be made on a Permissible Trading Day, to satisfy Withholding Taxes through any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; or (ii) tendering a cash payment to the Company (which may be in the form of a check, electronic wire transfer or other method permitted by the Company), then to the greatest extent permitted under the Plan and applicable law, applicable Withholding Taxes will be satisfied through the mandatory sale of a number of the shares subject to the Award and the remittance of the cash proceeds of such sale to the Company, pursuant to a “same day sale.” You authorize the Company to make payment from the cash proceeds of this sale directly to the appropriate taxing authorities in an amount equal to the Withholding Taxes. It is the Company’s intent that the mandatory sale to cover Withholding Taxes imposed by the Company on the Participant in connection with the receipt of this Award comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act and be interpreted to comply with the requirements of Rule 10b5-1(c).
If, for any reason, such “same day sale” commitment does not result in sufficient proceeds to satisfy the Withholding Taxes, the Company or an Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; or (ii) causing you to tender a cash payment (which may be in the form of a check, electronic wire transfer or other method permitted by the Company). Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to deliver to you any Common Stock. Withholding Taxes shall be equal to the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income.

Restrictions on Resale
You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Employment at Will
Your award or this Agreement does not give you the right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of your units will be adjusted accordingly, as the Company may determine pursuant to the Plan.

Beneficiary Designation
You may dispose of your units in a written beneficiary designation. A beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you file no beneficiary designation or if none of your designated beneficiaries survives you, then your estate will receive any vested units that you hold at the time of your death.

Effect of Merger
If the Company is a party to a merger, consolidation or reorganization, then your units will be subject to the applicable provision of the Plan, provided that any action taken must either (a) preserve the exemption of your units from Section 409A of the Code or (b) comply with Section 409A of the Code.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).
The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference.
The Plan, this Agreement and the Notice of Restricted Stock Unit Award constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE
TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

ALIMERA SCIENCES, INC.
2010 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
You have been granted units representing shares of Common Stock of Alimera Sciences, Inc. (the “Company”) on the following terms:

Name of Recipient:	[Insert Name]

Total Number of Units Granted:	[Insert Number]

Date of Grant:	[Date of Grant]

Vesting Schedule:	100% of the units subject to this award will vest on [Insert Vesting Date]
You and the Company agree that these units are granted under and governed by the terms and conditions of the Alimera Sciences, Inc. 2010 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Award Agreement, both of which are attached to and made a part of this document.
You further agree that the Company may deliver and you shall accept by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, you will be notified by email. You acknowledge that you may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with your ability to access the documents. This consent will remain in effect until you give the Company written notice that it should deliver paper documents.
You further agree to comply with the Company’s Securities Trading Policy when selling shares of the Company’s Common Stock.

RECIPIENT:        ALIMERA SCIENCES, INC.

By:
[Insert Name]
Name:

Title:

ALIMERA SCIENCES, INC.
2010 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT

Payment for Units	No payment is required for the units that you are receiving.
Vesting	The units vest as shown in the Notice of Stock Unit Award. No additional units vest after your Service has terminated for any reason.
Forfeiture
If your Service terminates for any reason, then your units will be forfeited to the extent that they have not vested before the termination date. This means that any units that have not vested under this Agreement will be cancelled immediately. You receive no payment for units that are forfeited.
The Company determines when your Service terminates for this purpose.

Settlement of Units
Each unit will be settled on the first Permissible Trading Day that occurs on or after the day when the units vest. However, each unit must be settled no later than the March 15th of the calendar year following the calendar year in which it vests.
At the time of settlement, you will receive one share of the Company’s Common Stock for each vested unit.

“Permissible Trading Day”
“Permissible Trading Day” means a day that satisfies each of the following requirements:
• The Nasdaq Global Market is open for trading on that day;
• You are permitted to sell shares of the Company’s Common Stock on that day without incurring liability under Section 16(b) of the Securities Exchange Act of 1934, as amended;
• Either (a) you are not in possession of material non-public information that would make it illegal for you to sell shares of the Company’s Common Stock on that day under Rule 10b-5 of the Securities and Exchange Commission or (b) Rule 10b5 1 of the Securities and Exchange Commission is applicable;
• Under the Company’s Securities Trading Policy, you are permitted to sell shares of the Company’s Common Stock on that day; and
• You are not prohibited from selling shares of the Company’s Common Stock on that day by a written agreement between you and the Company or a third party.

Section 409A
This paragraph applies only if the Company determines that you are a “specified employee,” as defined in the regulations under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), at the time of your “separation from service,” as defined in those regulations. If this paragraph applies, then any units that otherwise would have been settled during the first six months following your separation from service will instead be settled during the seventh month following your separation from service, unless the settlement of those units is exempt from Section 409A of the Code.

Nature of Units
Your units are mere bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue shares of Common Stock on a future date. As a holder of units, you have no rights other than the rights of a general creditor of the Company.

No Voting Rights or Dividends
Your units carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your units are settled by issuing shares of the Company’s Common Stock.

Units Nontransferable	The units are non-tradable. You may not sell, transfer, assign, pledge or otherwise dispose of any units. For instance, you may not use your units as security for a loan.

Withholding Taxes
Unless you elect prior to March 31, 2017, which election must be made on a Permissible Trading Day, to satisfy Withholding Taxes through any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company, a Subsidiary or an Affiliate; or (ii) tendering a cash payment to the Company, a Subsidiary or the Affiliate (which may be in the form of a check, electronic wire transfer or other method permitted by the Company), then to the greatest extent permitted under the Plan and applicable law, applicable Withholding Taxes will be satisfied through the mandatory sale of a number of the shares subject to the Award and the remittance of the cash proceeds of such sale to the Company, pursuant to a “same day sale” also known as a "exercise-and-sell-version". You authorize the Company, a Subsidiary or an Affiliate to make payment from the cash proceeds of this sale directly to the appropriate taxing authorities in an amount equal to the Withholding Taxes. It is the Company’s intent that the mandatory sale to cover Withholding Taxes imposed by the Company on the Participant in connection with the receipt of this Award comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act and be interpreted to comply with the requirements of Rule 10b5-1(c).
If, for any reason, such “same day sale” commitment does not result in sufficient proceeds to satisfy the Withholding Taxes, the Company, a Subsidiary or an Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company, a Subsidiary or an Affiliate; or (ii) causing you to tender a cash payment (which may be in the form of a check, electronic wire transfer or other method permitted by the Company). Unless the tax withholding obligations of the Company and/or any Subsidiary or Affiliate are satisfied, the Company shall have no obligation to deliver to you any Common Stock. Withholding Taxes shall be equal to the Company’s or its Subsidiary's or Affiliate's required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income.

Restrictions on Resale
You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Employment at Will
Your award or this Agreement does not give you the right to be retained by the Company or an Affiliate or a Subsidiary in any capacity. The Company and its Affiliates or Subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of your units will be adjusted accordingly, as the Company may determine pursuant to the Plan.

Beneficiary Designation
You may dispose of your units in a written beneficiary designation. A beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you file no beneficiary designation or if none of your designated beneficiaries survives you, then your estate will receive any vested units that you hold at the time of your death.

Effect of Merger
If the Company is a party to a merger, consolidation or reorganization, then your units will be subject to the applicable provision of the Plan, provided that any action taken must either (a) preserve the exemption of your units from Section 409A of the Code or (b) comply with Section 409A of the Code.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).
The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference.
The Plan, this Agreement and the Notice of Restricted Stock Unit Award constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE
TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

ALIMERA SCIENCES, INC.
2010 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
You have been granted units representing shares of Common Stock of Alimera Sciences, Inc. (the “Company”) on the following terms:

Name of Recipient:	[Insert Name]

Total Number of Units Granted:	[Insert Number]

Date of Grant:	[Date of Grant]

Vesting Schedule:	100% of the units subject to this award will vest on [Insert Vesting Date]
You and the Company agree that these units are granted under and governed by the terms and conditions of the Alimera Sciences, Inc. 2010 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Award Agreement, both of which are attached to and made a part of this document.
You further agree that the Company may deliver and you shall accept by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, you will be notified by email. You acknowledge that you may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with your ability to access the documents. This consent will remain in effect until you give the Company written notice that it should deliver paper documents.
You further agree to comply with the Company’s Securities Trading Policy when selling shares of the Company’s Common Stock.

RECIPIENT:        ALIMERA SCIENCES, INC.

By:
[Insert Name]
Name:

Title:

ALIMERA SCIENCES, INC.
2010 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT

Payment for Units	No payment is required for the units that you are receiving.
Vesting	The units vest as shown in the Notice of Stock Unit Award. No additional units vest after your Service has terminated for any reason.
Forfeiture
If your Service terminates for any reason, then your units will be forfeited to the extent that they have not vested before the termination date. This means that any units that have not vested under this Agreement will be cancelled immediately. You receive no payment for units that are forfeited.
The Company determines when your Service terminates for this purpose.

Settlement of Units
Each unit will be settled on the Vesting Date, or the next Trading Day (as defined below) if the Vesting Date is not a Trading Day. However, each unit must be settled no later than the March 15th of the calendar year following the calendar year in which it vests.
At the time of settlement, you will receive one share of the Company’s Common Stock for each vested unit.

“Permissible Trading Day”
“Permissible Trading Day” means a day that satisfies each of the following requirements:
• The Nasdaq Global Market is open for trading on that day;
• You are permitted to sell shares of the Company’s Common Stock on that day without incurring liability under Section 16(b) of the Securities Exchange Act of 1934, as amended;
• Either (a) you are not in possession of material non-public information that would make it illegal for you to sell shares of the Company’s Common Stock on that day under Rule 10b-5 of the Securities and Exchange Commission or (b) Rule 10b5 1 of the Securities and Exchange Commission is applicable;
• Under the Company’s Securities Trading Policy, you are permitted to sell shares of the Company’s Common Stock on that day; and
• You are not prohibited from selling shares of the Company’s Common Stock on that day by a written agreement between you and the Company or a third party.

Section 409A
This paragraph applies only if the Company determines that you are a “specified employee,” as defined in the regulations under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), at the time of your “separation from service,” as defined in those regulations. If this paragraph applies, then any units that otherwise would have been settled during the first six months following your separation from service will instead be settled during the seventh month following your separation from service, unless the settlement of those units is exempt from Section 409A of the Code.

Nature of Units
Your units are mere bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue shares of Common Stock on a future date. As a holder of units, you have no rights other than the rights of a general creditor of the Company.

No Voting Rights or Dividends
Your units carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your units are settled by issuing shares of the Company’s Common Stock.

Units Nontransferable	You may not sell, transfer, assign, pledge or otherwise dispose of any units. For instance, you may not use your units as security for a loan.
Withholding Taxes
Presently, there is no withholding tax in relation to your Award, since benefits in kind, although taxable, are excluded from the scope of withholding tax obligations, pursuant to the Portuguese tax legislation in force.
If the Portuguese legislation is altered in the future, and withholding tax obligations arise in connection with the Award, the Company or an Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; or (ii) causing you to tender a cash payment (which may be in the form of a check, electronic wire transfer or other method permitted by the Company). Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to deliver to you any Common Stock. Withholding Taxes shall be equal to the Company’s required tax withholding obligations as established in the applicable law, if withholding tax becomes due in the future, over benefits in kind attributed to employees.

Restrictions on Resale
You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Employment at Will
Your award or this Agreement does not give you the right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of your units will be adjusted accordingly, as the Company may determine pursuant to the Plan.
Beneficiary Designation
You may dispose of your units in a written beneficiary designation. A beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you file no beneficiary designation or if none of your designated beneficiaries survives you, then your estate will receive any vested units that you hold at the time of your death.

Effect of Merger
If the Company is a party to a merger, consolidation or reorganization, then your units will be subject to the applicable provision of the Plan, provided that any action taken must either (a) preserve the exemption of your units from Section 409A of the Code or (b) comply with Section 409A of the Code.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).
The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference.
The Plan, this Agreement and the Notice of Restricted Stock Unit Award constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE
TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

THE UK SUB-PLAN TO THE
ALIMERA SCIENCES, INC.
2010 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
You have been granted units representing shares of Common Stock of Alimera Sciences, Inc. (the “Company”) on the following terms:
Name of Recipient: [Insert Name]

Total Number of Units Granted:	[Insert Number]

Date of Grant:	[Date of Grant]

Vesting Schedule:	100% of the units subject to this award will vest on [Insert Vesting Date]
You and the Company agree that these units are granted under and governed by the terms and conditions of the UK Sub-Plan to the Alimera Sciences, Inc. 2010 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Award Agreement (the "Agreement"), both of which are attached to and made a part of this document.
You further agree that the Company may deliver and you shall accept by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission, the Joint Election and the Section 431 Election) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, you will be notified by email. You acknowledge that you may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with your ability to access the documents. This consent will remain in effect until you give the Company written notice that it should deliver paper documents.
You further agree to comply with the Company’s Securities Trading Policy when selling shares of the Company’s Common Stock.

RECIPIENT:        ALIMERA SCIENCES, INC.

By:
[Insert Name]
Name:

Title:

UK SUB-PLAN TO THE
ALIMERA SCIENCES, INC.
2010 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT

Payment for Units	No payment is required for the units that you are receiving.
Vesting	The units vest as shown in the Notice of Stock Unit Award. No additional units vest after your Service has terminated for any reason.
Forfeiture
If your Service terminates for any reason, then your units will be forfeited to the extent that they have not vested before the termination date. This means that any units that have not vested under this Agreement will be cancelled immediately. You receive no payment for units that are forfeited.
The Company determines when your Service terminates for this purpose.

Settlement of Units
Each unit will be settled on the Vesting Date, or the next Trading Day (as defined below) if the Vesting Date is not a Trading Day. However, each unit must be settled no later than the March 15th of the calendar year following the calendar year in which it vests.
At the time of settlement, you will receive one share of the Company’s Common Stock for each vested unit.

“Permissible Trading Day”
“Permissible Trading Day” means a day that satisfies each of the following requirements:
• The Nasdaq Global Market is open for trading on that day;
• You are permitted to sell shares of the Company’s Common Stock on that day without incurring liability under Section 16(b) of the Securities Exchange Act of 1934, as amended;
• Either (a) you are not in possession of material non-public information that would make it illegal for you to sell shares of the Company’s Common Stock on that day under Rule 10b-5 of the Securities and Exchange Commission or (b) Rule 10b5 1 of the Securities and Exchange Commission is applicable;
• Under the Company’s Securities Trading Policy, you are permitted to sell shares of the Company’s Common Stock on that day; and
• You are not prohibited from selling shares of the Company’s Common Stock on that day by a written agreement between you and the Company or a third party.

Section 409A
This paragraph applies only if the Company determines that you are a “specified employee,” as defined in the regulations under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), at the time of your “separation from service,” as defined in those regulations. If this paragraph applies, then any units that otherwise would have been settled during the first six months following your separation from service will instead be settled during the seventh month following your separation from service, unless the settlement of those units is exempt from Section 409A of the Code.

Nature of Units
Your units are mere bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue shares of Common Stock on a future date. As a holder of units, you have no rights other than the rights of a general creditor of the Company.

No Voting Rights or Dividends
Your units carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your units are settled by issuing shares of the Company’s Common Stock.

Units Nontransferable	You may not sell, transfer, assign, pledge or otherwise dispose of any units. For instance, you may not use your units as security for a loan.
Tax Obligations
(a)    Withholding of Taxes. In the event that the Company or any Subsidiary determines that it is required to account to HM Revenue & Customs for any Award Tax Liability or Secondary NIC Liability arising from the grant, vesting, release, cancellation or any other disposal of this Award or arising out of the acquisition, retention and disposal of the Common Stock acquired pursuant to this Award, you, as a condition to the issue of units in connection with the vesting of an Award, or on the grant, release or cancellation of an Award, shall make such arrangements satisfactory to the Company to enable it or any Subsidiary to satisfy any requirement to account for any Award Tax Liability (and any Secondary NIC Liability) that may arise in connection with the Award or the issue of Common Stock pursuant to it including, but not limited to, arrangements satisfactory to the Company for withholding shares that would otherwise be issued.
(b)    Section 431 election. As a further condition of the vesting of the Award you shall have signed a Section 431 Election in the form set out in Attachment A or in such other form as may be determined by HM Revenue & Customs from time to time.

(c)    Secondary NIC Liability. As a further condition of the vesting of the Award you shall join with the Company and any other company who is or becomes a Secondary Contributor in making a Joint Election which has been approved by HM Revenue & Customs, for the transfer of the whole of any Secondary NIC Liability.

(d)    Your Tax Indemnity.
(i) Indemnity. To the extent permitted by law, you hereby agree to indemnify and keep indemnified the Company, and the Company as trustee for and on behalf of any related corporation, for any Award Tax Liability and Secondary NIC Liability.

(ii) No Obligation to Issue Shares. The Company shall not be obliged to allot or deliver any Common Stock or any interest in Common Stock pursuant to this Agreement unless and until you have paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against the Award Tax Liability and the Secondary NIC Liability, or you have made such other arrangement as in the opinion of the Company will ensure that the full amount of any Award Tax Liability and any Secondary NIC Liability will be recovered from you within such period as the Company may then determine.

(iii) Right of Retention. In the absence of any such other arrangement being made, the Company shall have the right to retain out of the aggregate number of shares to which the you would have otherwise been entitled under this Agreement, such number of shares as, in the opinion of the Company, will enable the Company to sell as agent for you (at the best price which can reasonably expect to be obtained at the time of the sale) and to pay over to the Company sufficient monies out of the net proceeds of sale, after deduction of all fees, commissions and expenses incurred in relation to such sale, to satisfy your liability under such indemnity.

Data Protection
By entering into this Agreement, and as a condition of the grant of the units, you consent to the collection, use, and transfer of personal data, including but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any stock, units or directorships held in the Company or any Subsidiary, details of all Restricted Share Units, options or other entitlement to Common Stock awarded, cancelled, exercised, vested, unvested, or outstanding in your favour (“Data”) to the full extent permitted by and in full compliance with applicable laws.
You understand that the Company and its Subsidiaries hold Data about you for the purpose of managing and administering the Plan.
You further understand that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of your participation in the Plan, and that the Company and/or its Subsidiary may each further transfer Data to any Data Recipients.
You understand that these Data Recipients may be located in your country of residence or elsewhere, such as the United States. You authorize the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing your participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited. Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that your Data continues to be adequately protected and securely held.
You understand that you may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw your consent herein in writing by contacting the Company. You further understand that withdrawing consent may affect your ability to participate in the Plan.

Additional terms
You have no right to compensation or damages for any loss in respect of the Award where such loss arises (or is claimed to arise), in whole or in part, from the termination of your employment; or notice to terminate employment given by or to you. This exclusion of liability shall apply however termination of employment, or the giving of notice, is caused other than in a case where a competent tribunal or court, from which there can be no appeal (or which the relevant employing company has decided not to appeal), has found that the cessation of your employment amounted to unfair or constructive dismissal of you and however compensation or damages may be claimed.

You have no right to compensation or damages for any loss in respect of the Award where such loss arises (or is claimed to arise), in whole or in part, from any company ceasing to be a Subsidiary of the Company; or the transfer of any business from a Subsidiary of the Company to any person which is not a Subsidiary of the Company. This exclusion of liability shall apply however the change of status of the relevant company, or the transfer of the relevant business, and however compensation or damages may be claimed.

Restrictions on Resale
You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of your units will be adjusted accordingly, as the Company may determine pursuant to the Plan.
Effect of Merger
If the Company is a party to a merger, consolidation or reorganization, then your units will be subject to the applicable provision of the Plan, provided that any action taken must either (a) preserve the exemption of your units from Section 409A of the Code or (b) comply with Section 409A of the Code.

Applicable Law
This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions). The Joint Election and the Section 431 Election are governed by the laws of England and Wales.

The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference.
The Plan, this Agreement, the Notice of Restricted Stock Unit Award, the Joint Election and the Section 431 Election constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

Definitions	The definitions contained in the Plan are hereby incorporated into this Agreement unless otherwise defined herein.
BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE
TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

ATTACHMENT A
SECTION 431 ELECTION